UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 7, 2007

                           Delta Financial Corporation
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       1-12109               11-33336165
           --------                       -------               -----------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

          1000 Woodbury Road, Suite 200, Woodbury, New York 11797-9003
          ------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (516) 364-8500

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

On December 7, 2007, the Registrant notified substantially all of its employees that they would be terminated. These terminations result from the Registrant's financial condition and its decision to suspend taking new mortgage loan applications, which were publicly announced on December 6, 2007.

On December 7, 2007, the Registrant received written notice from AG Special Situation Corp. ("AGSSC"), an affiliate of Angelo, Gordon & Co., that AGSSC had terminated its letter of intent with the Registrant, which was previously announced on November 16, 2007. As disclosed on December 6, 2007, the Registrant does not currently expect to complete the proposed capital-raising transaction with AGSSC.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DELTA FINANCIAL CORPORATION
                                                 ---------------------------
                                                        (Registrant)

                                                 By: /s/ Marc E. Miller
                                                     ------------------
                                                 Name:  Marc E. Miller
                                                 Title: Executive Vice President
                                                        and Secretary

Dated: December 11, 2007


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